                                                                Exhibit 10.13(a)

                       JOINDER AND ASSIGNMENT AGREEMENT


          Joinder and Assignment Agreement, dated as of January 17, 2001 (this "Agreement") to the Second Amended and Restated Financing Agreement, dated as of November 29, 2000 (the "Financing Agreement") by and among McNaughton Apparel
                        -------------------
Group Inc., a Delaware corporation (the "Company"), Norton McNaughton of Squire,
                                         -------
Inc., a New York corporation ("Squire"), Miss Erika, Inc., a Delaware
                               ------
corporation ("Miss Erika"), and Jeri-Jo Knitwear, Inc., a Delaware corporation
              ----------
("Jeri-Jo" and together with Squire and Miss Erika, each a "Borrower" and
  -------                                                   --------
collectively, the "Borrowers"), the lenders listed on Schedule I hereto under
                   ---------
the captions "Lenders" (the "Existing Lenders") and "Additional Lender" (the
                             ----------------
"Additional Lender" and together with the Existing Lenders, each a "Lender" and
------------------                                                  ------
collectively, the "Lenders"), GMAC Commercial Credit LLC, as successor in
                   -------
interest to Banc of America Commercial Corporation, as collateral agent for the Lenders (in such capacity, the "Collateral Agent"), The CIT Group/Commercial
                                ----------------
Services, Inc., as administrative agent for the Lenders (in such capacity, the "Administrative Agent") and Fleet Capital Corporation, as documentation agent
---------------------
for the Lenders (in such capacity, the "Documentation Agent" and together with
                                        -------------------
the Collateral Agent and the Administrative Agent, each an "Agent" and
                                                            -----
collectively, the "Agents").
                   ------

          WHEREAS, the Company, the Borrowers, the Existing Lenders, the Additional Lender and the Agents wish to join the Additional Lender as a Lender party to the Financing Agreement on the terms and conditions hereinafter set forth;

          WHEREAS, the Company, the Borrowers, the Existing Lenders, the Additional Lender and the Agents wish to increase the Total B Commitment by $10,000,000 to $170,000,000 and the Total Commitment by $10,000,000 to
$220,000,000;

          WHEREAS, the Existing Lenders wish to assign certain of their interests in the Commitments, Loans and Letter of Credit Obligations outstanding under the Financing Agreement to the Additional Lender and to the other Existing Lenders and the Additional Lender and Existing Lenders wish to accept such assignments;

          Accordingly, the Company, the Borrowers, the Lenders and the Agents hereby agree as follows:

          1.  Definitions. All capitalized terms used herein and not otherwise
              -----------
defined herein are used herein as defined in the Financing Agreement.

          2.  Additional Lender; Commitments. Pursuant to Section 2.01(d) of the
              ------------------------------
Financing Agreement, each of the Existing Lenders, the Company, the Borrowers and the Agents consent to (i) the Additional Lender becoming a Lender under the Financing Agreement and (ii) the Total B Commitment increasing by $10,000,000 to $170,000,000 and the Total Commitment increasing by $10,000,000 to $220,000,000.

          3.  Assignments. (a) On and as of the Effective Date (as hereinafter
              -----------
defined), each of the Existing Lenders shall sell and assign and the Additional Lender and Existing

Lenders shall purchase and assume, at the principal amount thereof, such interests in the A Commitments, B Commitments, A Revolving Credit Loans, B Revolving Credit Loans and Letter of Credit Obligations outstanding on such date as shall be necessary in order that, after giving effect to all such assignments and purchases to the Commitments, Loans and Letter of Credit Obligations provided by the Lenders, the A Commitments, B Commitments, A Revolving Credit Loans, B Revolving Credit Loans and Letter of Credit Obligations outstanding will be held by the Lenders ratably in accordance with their Pro Rata Shares of the Total Commitment, as set forth in Annex I to this Agreement. Such sales, assignments and purchases shall be without recourse, representation or warranty, except that paragraphs 2 (other than clauses (i) and (v) thereof), 4 and 5 of Exhibit H to the Financing Agreement are hereby incorporated by reference as if set forth herein and each Existing Lender that is assigning any interest shall be deemed to have made the representations, warranties and statements of Assignor in such paragraphs and the Additional Lender and each Existing Lender that is purchasing any interest shall be deemed to have made the representations, warranties and statements of Assignee in such paragraphs.

          (b) On the Effective Date (i) the Additional Lender and each Existing Lender that is purchasing any interest shall pay the purchase price for the Revolving Credit Loans purchased by it pursuant to paragraph (a) of this Section 3 by wire transfer of immediately available funds to the Administrative Agent in New York, New York, not later than 12:00 noon, New York City time, and (ii) the Administrative Agent shall promptly pay to each Existing Lender that is assigning any interest, out of the amounts received by it pursuant to clause (i) of this paragraph (b), the purchase price for the interests sold and assigned by it pursuant to such paragraph (a) by wire transfer of immediately available funds to an account designated by such Existing Lender, provided that, in the case of the Existing Lenders, the Administrative Agent shall net the amounts described in clauses (i) and (ii) above.

          (c) The Company and Borrowers hereby consent to the sales, assignments and purchases provided for in paragraphs (a) and (b) of this Section 3 and agree that the Additional Lender and each Existing Lender that is purchasing any interest shall have all of the rights of a Lender under the Financing Agreement with respect to the interests purchased by it pursuant to such paragraphs. Commencing on the Effective Date, the Additional Lender will be a party to the Financing Agreement, agrees to be bound by the terms and conditions of the Financing Agreement and the Loan Documents and will have all of the rights and obligations of a Lender under the Financing Agreement and the Loan Documents.

     4.  Delivery of Notes. Each Existing Lender shall deliver to the
         -----------------
Administrative Agent for delivery to and cancellation by the Borrowers, all Notes issued by the Borrowers and held by the Existing Lenders under the Financing Agreement (collectively, the "Old Notes"). The Borrowers shall execute
                                        ---------
and deliver to the Administrative Agent for the account of each Lender the A Revolving Credit Note and B Revolving Credit Note which such Lender is entitled to receive pursuant to Section 2.04 of the Financing Agreement, in the forms set forth in Exhibits A-1 and A-2 thereto and in the principal amounts for each Lender equal to its Pro Rata Shares of the Total A Commitment and Total B Commitment, as set forth in Annex I to this Amendment (the "New Notes").
                                                            ---------
Promptly following the Effective Date, the Administrative Agent shall release and deliver the Old Notes to the Borrowers for cancellation and deliver the New Notes to the Lenders.

     5.   Accrued Interest and Fees.  At the times and pursuant to the terms
          -------------------------
contained in the Financing Agreement, the Administrative Agent will pay all accrued interest, costs and fees payable pursuant to Sections 2.06, 2.08, 2.10 and 3.03(b) of the Financing Agreement to the Lenders entitled thereto after giving effect to the sales, assignments and purchases made pursuant to Section 3 above.

     6.  Conditions to Effectiveness. This Agreement shall be effective as of
         ---------------------------
the date hereof provided that the following conditions have been satisfied in full (the "Effective Date").
           --------------

          (a) The Agents shall have received counterparts of this Agreement which bear the signatures of the Company, the Borrowers and each of the Lenders (including the Additional Lender).

          (b) All legal matters incident to this Agreement shall be satisfactory to the Agents and their counsel.

     7.  Continued Effectiveness of Financing Agreement. Each of the Company and
         ----------------------------------------------
the Borrowers hereby (i) confirms and agrees that each Loan Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, and (ii) confirms and agrees that to the extent that any such Loan Document purports to assign or pledge to the Collateral Agent, or to grant to the Collateral Agent a Lien on any collateral as security for the Obligations of the Company and the Borrowers from time to time existing in respect of the Financing Agreement and the Loan Documents, such pledge, assignment and/or grant of a Lien is hereby ratified and confirmed in all respects with respect to the Financing Agreement.

     8.  Miscellaneous.
         -------------

          (a) Pursuant to Section 2.01(d) of the Financing Agreement, each of the Company, the Borrowers, the Lenders and the Agents hereby agree that
Schedule 1.01A to the Financing Agreement shall be deemed amended as appropriate to reflect the Commitments of the Lenders set forth on Annex I to this Agreement.

          (b) This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.

          (c) Section and paragraph headings herein are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

          (d) This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

          (e) The Borrowers will pay on demand all reasonable out-of-pocket costs and expenses of the Agents in connection with the preparation, execution and delivery of this Agreement, including, without limitation, the reasonable fees, disbursements and other charges of Schulte Roth & Zabel LLP, counsel to the Agents.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.


                                   BORROWERS
                                   ---------

                                   McNAUGHTON APPAREL GROUP INC.

                                   By:  /s/ Amanda Bokman
                                        ----------------------------------
                                   Title: VP, CFO, Secretary and Treasurer
                                          --------------------------------

                                   NORTON McNAUGHTON OF SQUIRE, INC.

                                   By:  /s/ Amanda Bokman
                                        ----------------------------------
                                   Title: VP, CFO, Secretary and Treasurer
                                          --------------------------------

                                   MISS ERIKA, INC.

                                   By:  /s/ Amanda Bokman
                                        ----------------------------------
                                   Title: VP, CFO, Secretary and Treasurer
                                          --------------------------------

                                   JERI-JO KNITWEAR, INC.


                                   By:  /s/ Amanda Bokman
                                        ----------------------------------
                                   Title: VP, CFO, Secretary and Treasurer
                                          --------------------------------

                                   AGENTS AND EXISTING LENDERS
                                   ---------------------------

                                   THE CIT GROUP/COMMERCIAL SERVICES,
                                   INC., as Administrative Agent and Existing
                                   Lender

                                   By:  /s/ Charles Carbone
                                        ----------------------------------
                                   Title: Vice President
                                          --------------------------------

                                   GMAC COMMERCIAL CREDIT LLC, as successor to
                                   Banc of America Commercial Corporation, as
                                   Collateral Agent and Existing Lender

                                   By:  /s/ Robert Higgins
                                        ----------------------------------
                                   Title: Senior Vice President
                                          --------------------------------

                                   FLEET CAPITAL CORPORATION
                                   as Documentation Agent and Existing Lender


                                   By:  /s/ Christopher Gauch
                                        -----------------------------------
                                   Title: Vice President
                                          ---------------------------------

                                   BANK LEUMI USA


                                   By:  /.s/ Richard Oleszewski
                                        -----------------------------------
                                   Title: First Vice President
                                          ---------------------------------

                                   By:  /s/ Iris Steinhardt
                                        -----------------------------------
                                   Title: Vice President
                                          ---------------------------------

                                   DEBIS FINANCIAL SERVICES, INC.


                                   By:  /s/ James M. Vandervalk
                                        -----------------------------------
                                   Title: President - ABL Division
                                          ---------------------------------


                                   IBJ WHITEHALL BUSINESS CREDIT CORPORATION

                                   By:  /s/ Dan Bueno
                                        -----------------------------------
                                   Title: Assistant Vice President
                                          ---------------------------------

                                   ISRAEL DISCOUNT BANK OF NEW YORK


                                   By:  /s/ Ronald Bongiovanni
                                        -----------------------------------
                                   Title: First Vice President
                                          ---------------------------------

                                   By:  /s/ David Herzog
                                        -----------------------------------
                                   Title: Assistant Vice President
                                          ---------------------------------

                                   HELLER FINANCIAL INC.


                                   By:  /s/ Richard Holston
                                        -----------------------------------
                                   Title: Assistant Vice President
                                          ---------------------------------

                                   LASALLE BUSINESS CREDIT INC.


                                   By:  /s/ Mitchell B. Rasky
                                        -----------------------------------
                                   Title: First Vice President
                                          ---------------------------------

                                   ADDITIONAL LENDER
                                   -----------------

                                   CENTURY BUSINESS CREDIT CORPORATION


                                   By:  /s/ Carl Banilower
                                        -----------------------------------
                                   Title: Senior Vice President
                                          ---------------------------------

SCHEDULE I
----------



EXISTING LENDERS

The CIT Group/Commercial Services, Inc.

GMAC Commercial Credit LLC, as successor in interest to Banc of America Commercial Corporation

Bank Leumi USA

Debis Financial Services, Inc.

Fleet Capital Corporation

IBJ Whitehall Business Credit Corporation

Israel Discount Bank of New York

Heller Financial Inc.

LaSalle Business Credit Inc.


ADDITIONAL LENDER

Century Business Credit Corporation

Annex I


Lenders and Lenders' Commitments


                                                     A Revolving       B Revolving
                                                     Credit            Credit             Total
Lender                                               Commitment        Commitment         Commitment        Percentage
------                                               ----------        -----------        ----------        ----------
GMAC Commercial Credit LLC, as                       9,280,500.00      31,552,700.00      40,833,200.00         18.561%
  successor in interest to Banc of
  America Commercial Corporation
The CIT Group/Commercial                             8,144,000.00      27,689,400.00      35,833,400.00         16.288%
  Services, Inc.
Fleet Capital Corp.                                  8,144,000.00      27,689,400.00      35,833,400.00         16.288%
Heller Financial Inc.                                5,682,000.00      19,318,000.00      25,000,000.00         11.364%
LaSalle Business Credit Inc.                         5,113,500.00      17,386,500.00      22,500,000.00         10.227%
Century Business Credit Corporation                  4,545,500.00      15,454,500.00      20,000,000.00          9.091%
Debis Financial Services, Inc.                       3,409,000.00      11,591,000.00      15,000,000.00          6.818%
IBJ Whitehall Business Credit Corp.                  2,272,500.00       7,727,500.00      10,000,000.00          4.545%
Israel Discount Bank of New York                     1,704,500.00       5,795,500.00       7,500,000.00          3.409%
Bank Leumi USA                                       1,704,500.00       5,795,500.00       7,500,000.00          3.409%
                                                    -------------     --------------     --------------        -------
                                                    50,000,000.00     170,000,000.00     220,000,000.00        100.000%